EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Gateway International Holdings, Inc. (the “Company”) on Form 10-Q for the quarter ended December 31, 2008, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Stephen Kasprisin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 16, 2009	/s/ Stephen Kasprisin
By: Stephen Kasprisin
Its: Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Gateway International Holdings, Inc. and will be retained by Gateway International Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.